                                                                    EXHIBIT 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                    The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                     Florsheim Occupational Footwear, Inc.
                             L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                 December 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS


BT COMMERCAIL CORPORATION
CONCENTRATION ACCOUNT
ACCOUNT 00-314-608

                                             PREPETITION  POST-PETITION
                                                LOAN          LOAN           TOTAL                                  EXCESS
     DATE          RECEIPTS      DISBURSEM.    BALANCE      BALANCE       OUTSTANDING     LC'S      AVAIL.          AVAIL
---------------   ----------    -----------  -----------  -------------  -------------    ----   -------------   ------------
OPENING BALANCE                                 0.00      9,716,332.38    8,852,247.64    0.00   10,000,000.00   1,147,752.36
    12/01               0.00           0.00     0.00      9,716,332.38    9,716,332.38    0.00   10,000,000.00     283,667.62
    12/02               0.00           0.00     0.00      9,716,332.38    9,716,332.38    0.00   10,000,000.00     283,667.62
    12/03               0.00           0.00     0.00      9,716,332.38    9,716,332.38    0.00   10,000,000.00     283,667.62
    12/04               0.00       1,716.35     0.00      9,718,048.73    9,718,048.73    0.00   10,000,000.00     281,951.27
    12/05               0.00         760.40     0.00      9,718,809.13    9,718,809.13    0.00   10,000,000.00     281,190.87
    12/06          76,650.00      12,283.49     0.00      9,654,442.62    9,654,442.62    0.00   10,000,000.00     345,557.38
    12/07               0.00           0.00     0.00      9,654,442.62    9,654,442.62    0.00   10,000,000.00     345,557.38
    12/08               0.00           0.00     0.00      9,654,442.62    9,654,442.62    0.00   10,000,000.00     345,557.38
    12/09               0.00      13,022.52     0.00      9,667,465.14    9,667,465.14    0.00   10,000,000.00     332,534.86
    12/10          25,000.00      34,541.27     0.00      9,677,006.41    9,677,006.41    0.00   10,000,000.00     322,993.59
    12/11               0.00      12,070.88     0.00      9,689,077.29    9,689,077.29    0.00   10,000,000.00     310,922.71
    12/12               0.00       2,701.52     0.00      9,691,778.81    9,691,778.81    0.00   10,000,000.00     308,221.19
    12/13               0.00       2,844.14     0.00      9,694,622.95    9,694,622.95    0.00   10,000,000.00     305,377.05
    12/14               0.00           0.00     0.00      9,694,622.95    9,694,622.95    0.00   10,000,000.00     305,377.05
    12/15               0.00           0.00     0.00      9,694,622.95    9,694,622.95    0.00   10,000,000.00     305,377.05
    12/16               0.00       6,452.34     0.00      9,701,075.29    9,701,075.29    0.00   10,000,000.00     298,924.71
    12/17               0.00         700.00     0.00      9,701,775.29    9,701,775.29    0.00   10,000,000.00     298,224.71
    12/18          21,579.99       1,600.00     0.00      9,681,795.30    9,681,795.30    0.00   10,000,000.00     318,204.70
    12/19               0.00       1,483.57     0.00      9,683,278.87    9,683,278.87    0.00   10,000,000.00     316,721.13
    12/20               0.00      17,365.84     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/21               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/22               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/23               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/24               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/25               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/26               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/27               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/28               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/29               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/30               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
    12/31               0.00           0.00     0.00      9,700,644.71    9,700,644.71    0.00   10,000,000.00     299,355.29
                  -----------    -----------

Total             123,229.99     107,542.32
                  ===========    ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:   FLORSHEIM GROUP INC.                CASE NO.   02 B 08209
          ----------------------------                   ------------------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN                         11/30/02              12/31/02
                                      -----------------    -------------------
       LASALLE NATIONAL BANK
          Account #                                  -                      -
          Account #                                  -                      -
          Account #                                  -                      -
          Account #                                  -                      -

       ASSOCIATED BANK
          Account #                           5,181.49               8,485.30

       BT COMMERCIAL
          Account #                                  -                      -
          Account #                                  -                      -
          Account #                                  -                      -
          Account #                                  -                      -
          Account #                                  -                      -
          Account #                                  -                      -
          Account #                                  -                      -


       RETAIL CASH IN LOCAL BANKS               845.20                      -

                                      -----------------    -------------------
       TOTAL                                  6,026.69               8,485.30
                                      =================    ===================


                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION





  CASE NAME:   FLORSHEIM GROUP INC.           CASE NO.    02 B 08209
            ---------------------------               --------------------

                                RECEIPTS LISTING

                     FOR THE MONTH ENDED DECEMBER 31, 2002




                  Bank:                BT Commercial Corporation
                  Location             Chicago, Illinois
                  Account Name:        Concentration Account
                  Account No.:



         12/02                 $          -
         12/03                            -
         12/04                            -
         12/05                            -
         12/06                    76,650.00 1)
         12/09                            -
         12/10                    25,000.00 2)
         12/11                            -
         12/12                            -
         12/13                            -
         12/16                            -
         12/17                            -
         12/18                    21,579.99 1)
         12/19                            -
         12/20                            -
         12/23                            -
         12/24                            -
         12/25                            -
         12/26                            -
         12/27                            -
         12/28                            -
         12/29                            -
         12/30                            -
         12/31                            -
                              --------------
TOTAL RECEIPTS                 $ 123,229.99
                              ==============


        1) Transfer from Associated Bank.
        2) Transfer excess proceeds from demutualization.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. CASE NUMBER 02 B 08209
                                 CASH RECEIPTS

                     FOR THE MONTH ENDED DECEMBER 31, 2002



                                         ASSOCIATED BANK

   FLORSHEIM GROUP INC.
         12/02                                $76,650.00 1)
         12/03                                         -
         12/04                                         -
         12/05                                  5,577.53 2)
         12/06                                         -
         12/09                                    321.65 2)
         12/10                                         -
         12/11                                 15,323.54 3)
         12/12                                         -
         12/13                                    175.78 2)
         12/16                                         -
         12/17                                  4,623.42 4)
         12/18                                  2,789.92 4)
         12/19                                         -
         12/20                                    385.00 3)
         12/23                                         -
         12/24                                         -
         12/25                                         -
         12/26                                         -
         12/27                                         -
         12/28                                         -
         12/29                                         -
         12/30                                         -
         12/31                                         -
                                      -------------------
   TOTAL RECEIPTS                            $105,846.84
                                      ===================

      NOTES:
      1) Proceeds from sale of Work-n-Gear accounts receivable claim.
      2) Deposit refund
      3) Collections on accounts receivable.
      4) Tax refunds

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION




   CASE NAME:  FLORSHEIM GROUP INC.          CASE NO.   02 B 08209
             -------------------------               ------------------


                              DISBURSEMENTS LISTING

                     FOR THE MONTH ENDED DECEMBER 31, 2002


    Bank:                BT Commercial Corporation
    Location             Chicago, Illinois
    Account Name:        Concentration Account
    Account No.:


ACCOUNT                                                            AMOUNT
------------------                                             --------------
FLORSHEIM GROUP INC.
           PAYMENTS
           Wire Disbursements - Piper Marbury - legal fees       $ 13,117.97
           Wholesale Checks                                        61,188.49
           Bank Fees                                                   21.20
                                                                           -
                                                               --------------

           Total Funds Out                                         74,327.66

           Transfer to Associated Bank                             17,365.84


           OUTSTANDING CHECKS THAT CLEARED                         15,848.82
                                                               --------------

Total                                                           $ 107,542.32
                                                               ==============



                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. CASE NUMBER 02 B 08209
                       CASH DISBURSEMENTS - DECEMBER 2002


                     FOR THE MONTH ENDED DECEMBER 31, 2002



                                                       ASSOCIATED BANK
FLORSHEIM GROUP INC.
        PAYMENTS
        Wholesale Checks                                    $ 21,634.88
        Bank fees                                                 44.00

                                                     -------------------

        Total Funds Out                                       21,678.88


        Transfer to BT Commercial                             98,249.99


                                                     -------------------
        Total                                              $ 119,928.87
                                                     ===================


                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME:   FLORSHEIM GROUP INC.           CASE NO. 02 B 08209
                ----------------------------              -------------



                         STATEMENT OF INVENTORY ($ 000)

                       FOR MONTH ENDING DECEMBER 31, 2002




            Beginning Inventory                          $     -
                                                         --------

            Add: Purchases                                     -
                                                         --------

            Less: Cost of Goods Sold
               (cost basis)                                    -
                                                         --------

            Adjustments                                        -
                                                         --------

            Ending Inventory                             $     -
                                                         ========



                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION





   CASE NAME:   FLORSHEIM GROUP INC.           CASE NO.   02 B 08209
             ----------------------------              ------------------


                          STATEMENT OF AGED RECEIVABLES

                     FOR THE MONTH ENDED DECEMBER 31, 2002

ACCOUNTS RECEIVABLE:
      Beginning of Month Balance                           $ 636,205
                                                  -------------------

      Add: Sales on Account                                      405
                                                  -------------------

      Less: Collections                                      (93,131)
                                                  -------------------

      Adjustments                                           (174,638)
                                                  -------------------

      End of the Month Balance                             $ 368,841
                                                  ===================

     0-30              31-60            61-90        OVER 90      END OF MONTH
     DAYS               DAYS             DAYS         DAYS           TOTAL
---------------    --------------    -----------   -----------    -----------
  $ (74,378)         $ (30,203)        $ 4,503      $ 468,919      $ 368,841



                             ACCOUNTS PAYABLE AGING


                  0-30       31-60        61-90        Over 90     End of Month
                  Days       Days          Days          Days         Total
               ---------- -----------  ------------   -----------  ------------
   Wholesale    $228,100     $28,425      $342,451      $635,200    $1,234,176

   Retail              -           3         2,604        86,694        89,301

               ---------- -----------  ------------   -----------  ------------
   Total        $228,100     $28,428      $345,055      $721,894    $1,323,477
               ========== ===========  ============   ===========  ============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:   FLORSHEIM GROUP INC.           CASE NO.    02 B 08209
               ---------------------------               --------------------


                                TAX QUESTIONNAIRE

                       FOR MONTH ENDING NOVEMBER 30, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

            1.  Federal Income Taxes               Yes (x)      No (  )
            2.  FICA withholdings                  Yes (x)      No (  )
            3.  Employee's withholdings            Yes (x)      No (  )
            4.  Employer's FICA                    Yes (x)      No (  )
            5.  Federal Unemployment Taxes         Yes (x)      No (  )
            6.  State Income Taxes                 Yes (x)      No (  )
            7.  State Employee withholdings        Yes (x)      No (  )
            8.  All other state taxes              Yes (x)      No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                         Print or type name and capacity of
                                         person signing this Declaration:

                                         /s/ F. Terrence Blanchard
                                         --------------------------------------
                                         President and Chief Financial Officer

DATED: January 29, 2003